F.N.B. Corporation Announces Agreement to Acquire OBA Financial Services, Inc. April 8, 2014 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Information
and Non-GAAP Financial Information
This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act, relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation. Forward-looking statements are typically identified by words such as “believe”, “plan”, “expect”, “anticipate”, “intend”, “outlook”, “estimate”, “forecast”, “will”, “should”, “project”, “goal”, and other similar words and expressions. These forward-looking statements involve certain risks and uncertainties. In addition to factors previously disclosed in F.N.B.
Corporation’s reports filed with the SEC and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the
Merger, including approval by OBA Financial Services, Inc. shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating the FNB and OBA Financial, Inc. businesses or fully realizing cost savings and other benefits; business disruption following the Merger;
changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of FNB products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. F.N.B.
Corporation undertakes no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this presentation.
ADDITIONAL INFORMATION ABOUT THE MERGER
F.N.B. Corporation and OBA Financial Services, Inc. will file a proxy statement/prospectus and other relevant documents with the SEC in connection with the merger.
SHAREHOLDERS OF OBA FINANCIAL SERVICES, INC. ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES
AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE
DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
The proxy statement/prospectus and other relevant materials (when they become available), and any other documents F.N.B. Corporation and OBA Financial
Services, Inc. have filed with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B.
Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317; and free copies of the documents OBA Financial Services, Inc. has filed with the SEC by contacting Charles E. Weller, President and Chief Executive Officer, OBA Financial Services, Inc., 20300 Seneca Meadows Parkway, Germantown, MD
20876, telephone: (301) 916-0742.
F.N.B. Corporation and OBA Financial Services, Inc. and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of OBA Financial Services, Inc. in connection with the proposed merger. Information concerning such participants' ownership of
OBA Financial Services, Inc. common shares will be set forth in the proxy statement/prospectus relating to the merger when it becomes available. This communication does not constitute an offer of any securities for sale.

Reading
Levittown
Philadelphia
Chambersburg
Newark
Wilmington
Cumberland
Hagerstown
Keyser
Winchester
Frederick
Dundalk
Washington
Front Royal
Arlington
Alexandria
Dover
Dale City
Harrisonburg
Fredericksburg
Salisbury
76
83
81
66
295
50
33

FNB Corporation

Strategic expansion along vibrant I-270 corridor
Significant commercial banking and retail
opportunities
Expansion into Montgomery County provides
access to over 4,500 additional commercial
prospects (2)
Continues build out of distribution network in Maryland
Pro forma $1.5 billion in assets, $1.2 billion in
deposits and 31 branch locations
Strong momentum in the market from Annapolis
Bancorp and BCSB Bancorp acquisitions
Leverages banking team and infrastructure
established in the market
Adds deployable capital to support F.N.B. future growth
OBA is significantly overcapitalized with TCE of
18.76%
Adds ~30bps to F.N.B. Pro Forma TCE/TA ratio
Low execution risk
Experienced regional leadership in place
Experienced acquiror and integrator
Opportunity Overview

Source: Deposit and demographic data per SNL Financial; deposits as of June 30, 2013.
(1) Pro forma for completed BCSB Bancorp acquisition.
(2) Businesses with revenue greater than $1 million.  Data per Hoovers.
(3) FNB pro forma with OBA Financial.
(4) Weighted average by county, standalone excluding OBA
County Branches (3)
Deposits in Market (3)
($000)
HH Income
($ - 2013)
Baltimore 12 445,636 63,371
Anne Arundel 8 315,773 84,511
Montgomery 4 239,381 94,705
Harford 4 92,856 78,058
Howard 2 69,092 105,203
Queen Anne’s 1 41,862 80,074
FNB Total Franchise (4) 46,906
Continues Successful Expansion in Maryland
OBA Financial (6 branches, $386 mm assets)
F.N.B. (283 branches, $14 bn assets
(1)
)

Maryland Market Growth Timeline

Successful acquisition strategy provides a platform for organic growth
June 2013 October 2012 January 2013 March 2014
Announce
Annapolis Bancorp
acquisition
(Market Entry)
Assets: $437 mm
Deposits: $343 mm
Open Regional
Headquarters in
Downtown Baltimore
Bank
Acquisitions:
Other
Actions:
Establish regional
management team
led by Mac Tisdale
12/31/2012:
Market Rank N/A
Deposits: $0 mm
12/31/2013:
Market Rank (Maryland) #13
Market Rank (Baltimore MSA) #10
Deposits (1) : $1.2 bn
April 2014
(1) Source: SNL Financial as of June 30, 2013, pro forma for OBA Financial.
Announce
BCSB Bancorp
acquisition
Assets: $642 mm
Deposits: $561 mm
Announce
OBA Financial
acquisition
Assets: $386 mm
Deposits: $289 mm

(1) Based on FNB 20 day average closing stock price as of Monday, April 7, 2014 of $13.23.
(2) Excluding one-time costs.
Transaction Overview

Consideration
$23.56
(1)
per OBA Financial Services share
Fixed 1.781x exchange ratio
100% stock
Gross Credit Mark 3% of loans (diligence covered over 90% of commercial portfolio)
Detailed Due Diligence Completed
Required Approvals Customary regulatory and OBA Financial Services shareholders
Expected Closing Q3 2014
Key Assumptions
Cost savings estimated at 40% of OBAF’s expense base, incl. non-cash items
One-time transaction expenses of approximately $9.5 million, pre-tax
Financial Impact
Meaningful accretion to capital in an EPS-friendly way
~2.5% accretive to tangible book value per share
~30bps accretive to F.N.B. Pro Forma TCE/TA
Accretive on a marginal basis to earnings per share
Slightly dilutive to total F.N.B. earnings per share in Q4 2014
(2)
Neutral to total F.N.B. earnings per share in the first full year and accretive thereafter

OBA Financial Services, Inc.

Howard
Montgomery
Anne Arundel
Fairfax
Prince George's

FNB Corporation

• Headquartered in Germantown, Maryland
• Founded in 1861; one of the oldest financial institutions in the country
• Operates 6 branches in Montgomery, Howard and Anne Arundel Counties
• Completed demutualization / IPO in 2010 (Ticker: OBAF)
Completed $46 million capital raise in January 2010
Successfully transitioned to a more commercial orientation
• Market Capitalization: $74 million
• Balance sheet as of December 31, 2013
$386 million in assets
$300 million in net loans
$289 million in deposits
TCE / TA: 18.76%
• Well-run institution in one of the most dynamic markets in the U.S.
Overview of OBA Financial Services

Source: SNL Financial. Market data as of April 7, 2014